West Charles Street Lease Agreement OCR

STATE OF NORTH CAROLINA )

) NON-RESIDENTIAL LEASE

COUNTY OF MECKLENBURG )

THIS LEASE AGREEMENT is made as of this 1st day of April, 2007, by and between SHELBY STREET WAREHOUSES, of Matthews, Mecklenburg County, North Carolina, party of the first part, hereinafter referred to as “Lessor”, and ORGNAIC PLANT HEALTH, LLC, citizens and resident of Mecklenburg Country, North Carolina, parties of the second part, hereinafter, jointly, referred to as “Lessees”.

W I T N E S S E T H:

LESSOR ACKNOWLEDGES RECEIPT FROM LESSEE of the sum of $4,500.00 as a deposit, which shall, upon the signing of this Lease, belong to the Lessor and shall be applied to rent for the period from the ____ day of ______________________, 20 ____, to the ______ day of ______________________, 20 ____. The Lessee furthermore agrees that Lessee shale be required to tender to the Lessor an additional $4,500.00 security deposit hereunder, said funds shall be held by the Lessor to guarantee the faithful performance by the Lessee and shall be returned to the Lessee upon termination of the Lease Agreement in accordance with the terms hereof.

Lessee hereby offers to lease from Lessor and Lessor does hereby lease, demise and let to Lessee the Premises upon the following terms and conditions:

1. DESCRIPTION OF LEASED PREMISES: The leased premises shall consist of the following described property:

626 West Charles Street, Suite 220, Matthews, NC 28105

626 West Charles Street, Suite 222, Matthews, NC 28105

2. TERM: The initial term hereof shall commence on the 1st day of May 2007, and expire on the 31st day of

April, 2008.

3. RENTAL: Rental during the term hereof shall be initially at a rate of $950.00 for suite #220, and $3,100.00 for suite #222, ($4,050.00) per month for the term of this Lease, payable upon the first day of commencement of the lease term as herein above set forth upon the 1st day of each month thereafter during the term of the Lease or any extension thereof. Any rent payment not received by Lessor within seven (7) days from the due date thereof shall bear a late payment penalty of five percent (5%) of the amount due.

Any Option to renew shall be at the sole discretion of the Lessor and shall be provided to the Lessee sixty (60) days or more before the expiration of this Lease. Any option to renew must be in written form.

4. USE: The Premises is to be used solely for Retail and Warehouse Storage purposes and for no other use or purpose.

5. USES PROHIBITED: Lessee shall not use any portion Of the Premises for purposes other than those specified herein above, and no use shall be made or permitted to be made upon the Premises, nor acts done, even though the same may be reasonably related to the use hereinbefore authorized, it such use shall or may increase the existing rate of insurance upon the Property, or any adjacent properties of Lessor, or cause cancellation or insurance policies covering said Premises. Lessee shall not conduct or permit any sale by auction on the Premises, nor any other use, which is in violation of any applicable law or ordinance.

6. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this Lease or sublet any portion of the Premises without prior written consent of the Lessor, which consent shall be in Lessor's sole discretion. Any such assignment or subletting without consent by Lessor as herein provided shall be void and, at the option of the Lessor, grounds for immediate termination of this Lease.

7. ORDINANCES AND STATUTES: Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, occasioned by or affecting the use thereof by Lessee. The commencement or pendency of any state or federal court abatement proceeding affecting the use of the Premises shall, at the option of the Lessor, be deemed a breach hereof. Provided, Lessee shall be given reasonable time to contest or correct any such actions.

8. MAINTENANCE, REPAIRS, AND ALTERATIONS: Lessee acknowledges that Lessee has been given every reasonable opportunity to inspect the Premises, and the Premises are in good order and repair and which Lessee accepts "as is. " Lessee shall, at his own expense and at all times, maintain the Premises in a good and safe condition, including the interior of the Premises and all fixtures situated thereon and the ballasts for said fixtures.

Lessee shall, upon termination, surrender the Premises in as good condition as received, normal wear and tear excepted.

Except as specifically set forth herein, no improvement or alteration of the Premises shall be made without the prior written consent of the Lessor. Prior to the commencement of any substantial repair, improvement, or alteration, Lessee shall give Lessor at least ten (10) days written notice in order that Lessor may post appropriate notices to avoid any liability tor liens.

Lessee shall not commit any waste upon the Premises, or any nuisance or act, which may disturb the peace and quiet of the community.

Upon termination of the Lease, the Lessee, upon request by the Lessor, will be responsible for restoration of all renovations that alter the building from its condition on the day of occupancy. These restorations shall be at the sole expense of the Lessee, and should the Lessor be required to perform any of the duties of the Lessee hereunder, then such funds expended by the Lessor in fulfilling the obligations of the Lessee shall bear interest at the rate of eighteen percent (18\) per annum from the date of expenditure until reimbursed to the Lessor by the Lessee.

9. ENTRY AND INSPECTION: Lessee shall permit Lessor or Lessor's agents to enter upon the Premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Premises any usual "To Let", "For Lease" or "For Sale" signs, and permit persons desiring to lease or purchase the same to inspect the Premises thereafter.

10. INDEMNIFICATION OF LESSOR; INSURANCE: Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to the property, occurring on the demised Premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused. Lessor shall insure the premises but not its contents. Lessee shall insure their personal property located in the premises and their occupancy, thereby naming the Lessor as an additional insured under a policy of insurance with iii minimum liability limits of Five Hundred Thousand and No/100 Dollars ($500,000.00) for personal injury, and One Hundred Thousand and No/100 Dollars ($100,000.00) for property damage. A copy of said policy is to be provided to the Lessor within fifteen (15) days from the date hereof.

11. POSSESSION: If Lessor is unable to deliver possession of the Premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered and rent shall be prorated to the date of actual possession by Lessee. Lessee may terminate this Lease it possession is not delivered within thirty (30) days of the commencement of the term hereof.

12. UTILITIES: Lessee agree that he/she shall be responsible for payment of all utilities, gas, electricity; heat and other services delivered to the Premises provided.

13. ABANDONMENT OF PREMISES: Lessee shall not vacate or abandon the Premises at any time during the term hereof, and if Lessee shall abandon or vacate the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee left upon the Premises shall be deemed to be abandoned, at the option of Lessor.

14. CONDEMNATION: If any part of the Premises shall be taken or condemned for public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part taken, terminate as of the date the condemner acquires possession, and thereafter Lessee shall be required to pay such proportion of the rent for the remaining term as the value of the Premises remaining bears to the total value of the Premises at the date of condemnation; provided, however, that Lessor may at its option, terminate this Lease as of the date the condemner acquires possession. In such event, Lessee shall have no further liability to Lessor hereunder. In the even that the demised Premises are condemned in whole, or that such portion is condemned that the remainder is not susceptible for use hereunder, this Lease shall terminate upon the date upon which the condemner acquires possession. In such event, Lessee shall have no further liability to Lessor hereunder. All sums which may be payable on account of any condemnation shall belong to the Lessor and Lessee shall not be entitled to any part thereof, provided, however, that Lessee shall be entitled to retain any amount awarded to it for trade fixtures or moving expenses.

15. IMPROVEMENTS OR FIXTURES: Any and all improvements made to the Premises during the term hereof shall belong to the Lessor. Lessee may, upon termination hereof, remove all its personal property, and Lessee shall repair or pay for all repairs necessary for damages to the Promises occasioned by removal.

16. DESTRUCTION OF PREMISES: In the event of a partial destruction of the Premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the Lessee occupancy of the Premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this Lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs, which cannot be made within sixty (60) days, this Lease may be terminated at the option of either party.

In the event that the building in which the demised Premises may be situated is destroyed to an extent of not less than one third of the replacement costs thereof, Lessor may elect to terminate this Lease whether the demised Premises be injured or not. A total destruction of the building in which the Premises may be situated shall terminate this Lease.

17. INSOLVENCY: In the event that a receiver shall be appointed for the Lessee, or in the event that the Lessee shall make a general assignment for the benefit of creditors, or Lessee shall take or suffer any action under any insolvency or bankruptcy act, the same shall constitute breach of this Lease by Lessee.

18. DEFAULT PRIOR TO OCCUPANCY: In the event the Lessee shall default in any term or condition of the Lease prior to occupancy hereunder, then the Lessor shall retain the initial deposit tendered upon execution hereof as liquidated damages.

19. DEFAULTS BY LESSEE: Lessee shall be in default under the terms and conditions hereof in the event of any of the following:

A. Failure to pay rent or added rent as and when due;

B. Improper assignment of the Lease, and improper subletting of all or any part of the Premises, or allowing another to utilize the Premises;

C. Improper conduct by the Lessee, or other occupants of the Premises;

D. Failure by the Lessee to fully perform any other term, covenant, or condition of the Lease;

E. Failure to pay personal property taxes for items on the specified Premises.

20. NOTICE OF DEFAULT: The Lessee shall be entitled to Notice of Default and an opportunity to cure only in accordance with the provisions hereof:

A. Rent shall be due and payable as and when specified herein, and the Lessee shall not be entitled to a Notice of Default or opportunity to cure in relationship to the payments required hereunder;

B. Lessor shall provide written notice to the Lessee of any other default hereunder, and the Lessee shall have a period of thirty (30) days thereafter within which to cure any such default (save and excepting a default in the requirements hereunder that the Lessee maintain insurance upon the Premises, in which event, the period to cure shall be limited to such time if any, within which such required insurance shall be terminated or shall lapse). To the extent the Lessee shall fail to cure such default in accordance with the notice received from the Lessor, then the

Lessor may, without further notice to, the Lessee, cancel this Lease by providing to Lessee a written three (3) day notice to vacate the Premises. On the date specified in such notice, the Lessee's rights in the Lease automatically end, the Lessee shall leave the Premises, and deliver to the Lessor the keys. The Lessee shall continue to be responsible for rent, expenses, damages, and losses occasioned by the breach of the terms and conditions hereof by the Lessee.

21. REMEDIES OF LESSOR ON DEFAULT: In the event of any breach of this Lease by Lessee, Lessor may, at its option, terminate the Lease and do the following:

A. Enter the Premises and remove Lessee and any person or property;

B. Use dispossession, eviction, or other lawsuit method to take back the Premises;

C. If the Lease is ended or Lessor takes back the Premises, rent for the unexpired term shall become due and payable. Lessor may re-rent the Premises and anything in it for any term. Lessor may re-rent for a lower rent and give allowances to the new Lessee. Lessee shall be responsible for Lessor's cost of re- renting. Lessee shall continue to be responsible for rent, expenses, damages and losses, any rent received from the re-renting shall be applied to the reduction of money Lessee owes.

Lessor may, in the alternative, continue this Lease in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under the Lease including the right to recover .the rent as it becomes due under the Lease. If said breach of Lease continues, Lessor may, at any time, thereafter, elect to terminate the Lease.

Nothing contained herein shall be deemed to limit any other rights or remedies, which Lessor may have .

22. SUBORDINATION: This Lease and the Lessee's rights are subject and subordinate to all present and future (a) mortgages on the Leasehold or the Premises or upon the land, and (b) agreements securing money paid or to be paid by a lender under mortgages, and (c) the terms, conditions, renewals, changes of any kind in and extensions of the mortgages or Leases or lender agreements. The Lessee shall, upon the request of the Lessor, execute such certificate(s) of any lender or other party may reasonably request to show that the lease is fully subject to and subordinated to any of the foregoing.

23. ATTORNEY'S FEES: In case suit should be brought for recovery of the Premises, or for sums due hereunder, or because of any act which may arise out of the possession of the Premises, by either party, the prevailing party shall be entitled to all costs incurred in connection which such action, including an award of reasonable attorney's fees.

24. WAIVER: No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

25. NOTICES: Any payment required hereunder or any notice which either party mayor is required to give, shall be given by mailing the same, postage prepaid, to the addresses hereinafter set forth, or at such other places as may be designated, in writing, by the parties from time to time:

A. If to Lessor: SHELBY STREET WAREHOUSE

P.O. Box 1828

Matthews, NC 28106

B. With a copy to: WEAVER, BENNET & BLAND, P.A.

Attn: Howard M. Labiner

P.O. Box 2570

Matthews, NC 28106

C. If to Lessee : ORGANIC PLANT HEALTH, LLC

P.O. Box 2070

Indian Trail, NC 28079

26. HOLDING OVER: Any holding over after the expiration of the initial Lease term, or the expiration of the option to renew set forth herein, or with the consent of the Lessor, shall be construed as a month-to-month tenancy at a monthly rental calculated by application of the cost of One Hundred and Ten percent (110%) of the rental payable in the last month of the initial term or renewal option term then expired, for the first twelve (12) month period of any such holding over, and adjusted on similar basis for all or any portion of any period thereafter.

27. TIME: Time is of the essence of this Lease.

28. HEIRS, ASSIGNS, AND SUCCESSORS: This Lease is binding upon and inures to the benefit of the heirs, assigns, and successors in interest to the parties.

29. PERSONAL GUARANTEE: The undersigned corporate officer (s) by affixing their signatures below, do hereby agree to assume personal responsibility to Lessor in the event of default or noncompliance by the corporate lessee. The responsibility of the individual guarantors shall accrue for all obligations due to Lessor (s) under this lease and the applicable laws .

30. ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, on duplicate originals, one of which is retained by each of the parties, as of the day and year first above written.

Lessor : SHELBY STREET WAREHOUSE

By: ________________________________(SEAL)

WITNESS TO

SIGNATURE ONLY: Lessee: ORGANIC PLANT HEALTH, LLC

___________________________________

WITNESS ____________________________________(SEAL)

Individually

___________________________________

WITNESS

____________________________________(SEAL)

Corporate Lessee